AMENDMENT TO PARTICIPATION AGREEMENT

      The Participation Agreement dated May 1, 2002 by and between Preferred Life Insurance Company of New York, and Dreyfus Investment Portfolios and The Dreyfus Life and Annuity Index Fund is hereby amended by deleting the existing Exhibit A and inserting in lieu thereof the following:
      Preferred Life Insurance Company of New York has changed its name to Allianz Life Insurance Company of New York as of January 1, 2003. Therefore all occurrences of "Preferred Life Insurance Company of New York" are replaced with " Allianz Life Insurance Company of New York" in this Participation Agreement.

                                    EXHIBIT A
                       (1st revised edition - effective May 1, 2003)

Allianz Life of NY Variable Account C

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2003.

DREYFUS INVESTMENT PORTFOLIOS                      DREYFUS LIFE AND ANNUITY
                                                   INDEX FUND, INC.

BY: /S/ STEVEN F. NEWMAN                           By: /S/ STEVEN F. NEWMAN
------------------------                               ----------------------
NAME:   STEVEN F. NEWMAN                           Name:   STEVEN F. NEWMAN
------------------------                                 ------------------
TITLE:  SECRETARY                                  Title:  ASSISTANT SECRETARY
--------------------                                    -----------------------


ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By: /S/ SUZANNE J. PEPIN
------------------------
Name: SUZANNE J. PEPIN
------------------------
Title:   SECRETARY AND DIRECTOR
-------------------------------

                      AMENDMENT TO PARTICIPATION AGREEMENT
The Participation Agreement dated May 1, 2003 by and between Allianz Life Insurance Company of New York, and Dreyfus Investment Portfolios and the Dreyfus Stock Index Fund, Inc. (formerly Dreyfus Life and Annuity Index Fund, Inc.) is hereby amended by deleting the existing Exhibit A and inserting in lieu thereof the following:

                                    EXHIBIT A
                (2nd revised edition - effective April 30, 2004)


Allianz Life of NY Variable Account C CONTRACTS
o        USAliianz Advantage
o        USAliianz Opportunity USAliianz Charter II NY

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of April 30, 2004



DREYFUS INVESTMENT PORTFOLIOS                     DREYFUS STOCK INDEX FUND, INC.

BY: /S/ STEVEN F. NEWMAN                          By: /S/ STEVEN F. NEWMAN
------------------------                              --------------------------
NAME: STEVEN F. NEWMAN                            Name:   STEVEN F. NEWMAN
----------------------                                --------------------------
TITLE:   SECRETARY                                Title:  ASSISTANT SECRETARY
----------------------                                --------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By: /S/ STEWART GREGG
----------------------
Name:
----------------------
Title
----------------------

                    AMENDMENT TO FUND PARTICIPATION AGREEMENT
                 (3rd revised edition - effective May 1, 2006)

The Fund Participation Agreement dated May 1, 2002 as amended May 1, 2003 and April 30, 2004 by and between Allianz Life Insurance Company of New York, Dreyfus Investment Portfolios and Dreyfus Stock Index Fund, Inc. is hereby amended by deleting the existing Exhibits and inserting in lieu thereof the following:

 EXHIBIT A                                        EXHIBIT B
--------------------------------  ----------------------------------------------
SEPARATE ACCOUNT:                 LIST OF PARTICIPATING FUNDS:
o  Allianz Life of NY             o   Dreyfus Investment Portfolios: Small
   Variable Account C                 Cap Stock Index Portfolio - Service Shares
                                  o   Dreyfus Stock Index Fund, Inc. - Initial
                                      Shares
                                  o   Dreyfus Stock Index Fund, Inc. - Service
                                      Shares
Contracts:
o  Allianz Advantage
o  Allianz Opportunity
o  Allianz Charter II NY


IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this amendment to the participation agreement as of May 1, 2006.


ON BEHALF OF THOSE DREYFUS FUNDS LISTED ABOVE AS PARTIES TO THIS AGREEMENT

BY: /S/ MICHAEL A. ROSENBERG
--------------------------------
NAME: MICHAEL A. ROSENBERG
--------------------------------
TITLE:   SECRETARY
--------------------------------

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

By: /S/ STEWART GREGG
--------------------------------
Name: STEWART D. GREGG
--------------------------------
Title  ASSITANT SECRETARY AND SENIOR SECURITIES COUNSEL
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